Exhibit 10.15

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this “Agreement”) is made as of [DATE] (the “Effective Date”) by and between Neustar, Inc. (the “Company”), and [NAME] a director or officer of the Company (“Indemnitee”).

BACKGROUND

A. The Board has determined that the Company’s ability to attract and retain qualified persons as directors and officers is in the best interests of the Company’s stockholders and that the Company should act to assure such persons that there will be adequate certainty of protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the Company.

B. The Company has adopted provisions in its Certificate of Incorporation and bylaws providing for indemnification of, and payment of expenses to, its directors and officers to the fullest extent authorized by the Delaware General Corporation Law, and the Company wishes to clarify and enhance the rights and obligations of the Company and Indemnitee with respect to indemnification and payment of expenses.

C. In order to induce and encourage highly experienced and capable persons such as Indemnitee to serve and continue to serve the Company as directors, officers and/or in any other capacity, and to otherwise promote the desirable end that such persons will resist what they consider unjustified lawsuits and claims made against them in connection with the good-faith performance of their duties to the Company, with the knowledge that certain costs, judgments, penalties, fines, liabilities and expenses incurred by them in their defense of such litigation are to be borne by the Company and they will receive the maximum protection against such risks and liabilities as may be afforded by law, the Board has determined that the following Agreement is reasonable and prudent to promote and ensure the best interests of the Company and its stockholders.

D. The Company desires to have Indemnitee continue to serve as a director or officer of the Company and/or in such other capacity with respect to the Company as the Company may request, as the case may be, free from undue concern for unpredictable, inappropriate or unreasonable legal risks and personal liabilities by reason of Indemnitee acting in good faith in the performance of Indemnitee’s duty to the Company, and Indemnitee desires to continue so to serve the Company, provided, and on the express condition, that he or she is furnished with the indemnity set forth hereinafter.

AGREEMENT

Now, therefore, in consideration of Indemnitee’s continued service for the Company, the parties hereto agree as follows:

1. Service by Indemnitee. Indemnitee will serve and/or continue to serve as a director or officer of the Company and/or in such other capacity with respect to the Company as the Company may request, as the case may be, faithfully and to the best of Indemnitee’s ability so long as Indemnitee is duly elected or appointed and until such time as Indemnitee is removed as permitted by law or tenders a resignation in writing.

2. Indemnification and Payment of Expenses. The Company shall indemnify Indemnitee, and shall pay to Indemnitee in advance of the final disposition of any Proceeding all Expenses incurred by Indemnitee in defending any such Proceeding, to the fullest extent authorized by the Delaware General Corporation Law in effect on the date hereof or as such law may from time to time be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader rights than said law permitted the Company to provide prior to such amendment), all on the terms and conditions set forth in this Agreement. Without diminishing the scope of the rights provided by this Section, the rights of Indemnitee provided hereunder shall include but shall not be limited to those rights hereinafter set forth, except that no indemnification or advancement of Expenses shall be paid to Indemnitee:

(a) to the extent expressly prohibited by applicable law or the Certificate of Incorporation or bylaws of the Company, in each case as in effect on the date hereof or as such law, Certificate of Incorporation or bylaws, as the case may be, may from time to time be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader rights than said law, Certificate of Incorporation or bylaws, as the case may be, permitted the Company to provide prior to such amendment);

(b) for which payment has actually been made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, provision of a certificate of incorporation or bylaw, or agreement of the Company or any other company or organization on whose board Indemnitee serves at the request of the Company, except with respect to any deductible (or the equivalent) from or excess beyond the amount payable or paid under any insurance policy or other indemnity provision (and Indemnitee shall reimburse the Company for any amounts paid by the Company and subsequently so recovered by Indemnitee);

(c) for an accounting of profits made (i) from the purchase and sale (or sale and purchase) by the Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of state statutory law or common law, or (ii) from any transactions prohibited under Section 306(a) of the Sarbanes-Oxley Act of 2002;

(d) in connection with any action, suit or proceeding (or any part thereof), including claims and counterclaims, initiated or brought voluntarily by Indemnitee, including any action, suit or proceeding (or any part thereof) initiated by such Indemnitee against the Company or its directors, officers, employees or other Indemnitees in their capacity as such, but excluding: (i) a judicial proceeding or arbitration pursuant to Section 10 to enforce rights under this Agreement; (ii) any action, suit or proceeding (or any part thereof) that the Board authorized prior to its initiation; or (iii) any action, suit or proceeding (or any part thereof) with respect to which the Board elects to provide indemnification or payment of expenses, in its sole discretion, pursuant to the powers vested in it under applicable law; or

(e) with respect to any action, suit or proceeding brought by or on behalf of the Company against Indemnitee that is authorized by the Board, except as provided in Sections 4, 5 and 6 below.

3. Action or Proceedings Other than an Action by or in the Right of the Company. Except as limited by Section 2 above, Indemnitee shall be entitled to the indemnification rights provided in this Section if Indemnitee was or is a party or is threatened to be made a party to, or otherwise was involved or becomes or may become involved in, any Proceeding (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was a director or officer serving at the request of the Company as a director, officer, employee or agent or fiduciary of any other entity (including, but not limited to, another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise); or by reason of anything done or not done by Indemnitee in any such capacity. Pursuant to this Section, Indemnitee shall be indemnified against all costs, judgments, penalties, fines, ERISA excise taxes, liabilities, amounts paid in settlement by or on behalf of Indemnitee, and Expenses actually and reasonably incurred by Indemnitee in connection with such Proceeding, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful.

4. Indemnity in Proceedings by or in the Name of the Company. Except as limited by Section 2 above, Indemnitee shall be entitled to the indemnification rights provided in this Section if Indemnitee was or is a party or is threatened to be made a party to, or otherwise was involved or becomes or may become involved in, any Proceeding brought by or in the name of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was a director or officer serving at the request of the Company as a director, officer, employee or agent or fiduciary of any other entity (including, but not limited to, another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise); or by reason of anything done or not done by Indemnitee in any such capacity. Pursuant to this Section, Indemnitee shall be indemnified against all costs, judgments, penalties, fines, ERISA excise taxes, liabilities, amounts paid in settlement by or on behalf of Indemnitee, and Expenses actually and reasonably incurred by Indemnitee in connection with such Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which Delaware law expressly prohibits such indemnification by reason of any adjudication of liability of Indemnitee to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is entitled to indemnification for such costs, judgments, penalties, fines, ERISA excise taxes, liabilities, amounts paid in settlement by or on behalf of Indemnitee, and Expenses as such court shall deem proper.

5. Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the limitations of Sections 2(c), 2(e), 3 and 4 above, to the extent that Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of any Proceeding (including an action, suit or proceeding brought by or in the right of the Company) or in defense of any claim, issue or matter therein, including, without limitation, the dismissal of any action without prejudice, or if it is ultimately determined, by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, that Indemnitee is otherwise entitled to be indemnified against Expenses, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred in connection therewith. For purposes of this Agreement and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal or withdrawal, with or without prejudice, shall be deemed to be a successful result with respect to Indemnitee as to such claim, issue or matter. Without limiting the foregoing, if any Proceeding or any claim, issue or matter therein is disposed of or withdrawn, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the Company, (iii) a plea of guilty or nolo contendere by the Indemnitee, (iv) an adjudication that the Indemnitee did not act in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe such Indemnitee’s conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

6. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the costs, judgments, penalties, fines, ERISA excise taxes, liabilities, amounts paid in settlement by or on behalf of Indemnitee, or Expenses actually and reasonably incurred in connection with any Proceeding (including a Proceeding brought by or in the right of the Company) or in connection with any judicial proceeding or arbitration pursuant to Section 10 to enforce rights under this Agreement, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such costs, judgments, penalties, fines, ERISA excise taxes, liabilities, amounts paid in settlement by or on behalf of Indemnitee, and Expenses actually and reasonably incurred by Indemnitee to which Indemnitee is entitled.

7. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the maximum extent permitted by applicable law, Indemnitee shall be entitled to indemnification against all Expenses actually and reasonably incurred or suffered by Indemnitee or on Indemnitee’s behalf if Indemnitee appears as a witness or otherwise incurs legal expenses as a result of or related to Indemnitee’s service as a director, officer, employee or agent of the Company (or Indemnitee’s service, at the request of the Company, as a director, officer, employee or agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise), in any actual, threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, judicial, administrative or legislative hearing, or any other actual, threatened, pending or completed proceeding or matter to which, at the time such expenses were incurred, Indemnitee neither is, nor is threatened to be made, a party.

8. Determination of Entitlement to Indemnification. Upon written request by Indemnitee for indemnification pursuant to Section 3, 4, 5, 6 or 7 the entitlement of Indemnitee to indemnification, to the extent not provided pursuant to the terms of this Agreement, shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board by a majority vote of Disinterested Directors, whether or not such majority constitutes a quorum; (b) a committee of Disinterested Directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; (c) if there are no Disinterested Directors, or if the Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee; (d) the stockholders of the Company; or (e) in the event that a Change in Control has occurred, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee. Such Independent Counsel shall be selected by the Board, and approved by Indemnitee, except that in the event that a Change in Control has occurred, Independent Counsel shall be selected by Indemnitee. Upon failure of the Board so to select such Independent Counsel or upon failure of Indemnitee so to approve (or so to select, in the event a Change in Control has occurred), such Independent Counsel shall be selected upon application to a court of competent jurisdiction. Such determination of entitlement to indemnification shall be made not later than 30 calendar days after receipt by the Company of a written request for indemnification and, unless a contrary determination is made, such indemnification shall be paid in full by the Company not later than 60 calendar days after receipt by the Company of such request. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among the claims, issues or matters at issue at the time of the determination.

9. Presumptions and Effect of Certain Proceedings. The Secretary of the Company shall, promptly upon receipt of Indemnitee’s written request for indemnification, advise in writing the Board or such other person or persons empowered to make the determination as provided in Section 8 that Indemnitee has made such request for indemnification. Upon making such request for indemnification, Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in making any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested determination with respect to indemnification within 30 calendar days after receipt by the Company of such request, a requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual fraud in the request for indemnification. The termination of any Proceeding described in Sections 3 or 4 by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (a) create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful; or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

10. Remedies of Indemnitee in Cases of Determination not to Indemnify or to Pay Expenses. In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 8 and 9, or if Expenses are not timely paid pursuant to Section 15, Indemnitee shall be entitled to final adjudication in a court of competent jurisdiction in the State of Delaware of entitlement to such indemnification or payment. Alternatively, Indemnitee at Indemnitee’s option may seek an award in an arbitration to be conducted by a single arbitrator in the State of Delaware pursuant to the rules of the American Arbitration Association, such award to be made within 60 calendar days following the filing of the demand for arbitration. The Company shall not oppose Indemnitee’s right to seek any such adjudication or award in arbitration or any other claim. The determination in any such judicial proceeding or arbitration shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) pursuant to Sections 8 or 9 that Indemnitee is not entitled to indemnification. Neither the failure of the Company (including the Disinterested Directors, a committee of Disinterested Directors, Independent Counsel, or its stockholders) to have made a determination prior to the commencement of such judicial proceeding or arbitration that indemnification of Indemnitee is proper in the circumstances because the Indemnitee has met the standard of conduct described above, nor an actual determination by the Company (including the Disinterested Directors, a committee of Disinterested Directors, Independent Counsel, or its stockholders) that Indemnitee has not met the standard of conduct described above, shall create a presumption that Indemnitee has not met the standard of conduct described above, or, in the case of a judicial proceeding or arbitration brought by Indemnitee, be a defense to such proceeding or arbitration. In any judicial proceeding or arbitration brought by Indemnitee to enforce a right to indemnification or payment of Expenses hereunder, or brought by the Company to recover a payment of Expenses pursuant to the terms of an undertaking, the burden of proving that Indemnitee is not entitled to indemnification, or to such payment of expenses, under this Section 10 or otherwise shall be on the Company. If a determination is made or deemed to have been made pursuant to the terms of Section 8 or 9 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that Indemnitee is entitled to any indemnification or payment of Expenses hereunder, the Company shall pay all Expenses actually and reasonably incurred by Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings) to the fullest extent authorized by law, and in any judicial proceeding or arbitration brought by the Company to recover a payment of Expenses pursuant to the terms of an undertaking, the Company shall pay all Expenses actually and reasonably incurred by the Indemnitee in connection with such proceeding or arbitration to the extent the Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of such proceeding or arbitration, to the fullest extent authorized by law.

11. Other Rights. Indemnification and payment of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the bylaws or other organizational documents of the Company, vote of stockholders or Disinterested Directors, provision of law, agreement or otherwise.

12. Expenses to Enforce Agreement. In the event that Indemnitee is subject to or intervenes in any action, suit or proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce Indemnitee’s rights under, or to recover damages for breach of, this Agreement, Indemnitee, if Indemnitee prevails in whole or in part in such action, suit or proceeding shall be entitled to recover from the Company and shall be indemnified by the Company against any Expenses actually and reasonably incurred by Indemnitee.

13. Continuation of Indemnity. All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Company, or is a director or officer serving at the request of the Company as a director, officer, employee or agent or fiduciary of any other entity (including, but not limited to, another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall also continue after the period of such service with respect to any possible claims based on the fact that Indemnitee was or had been a director, officer, employee or agent of the Company or was or had been a director or officer serving at the request of the Company as a director, officer, employee or agent or fiduciary of any other entity (including, but not limited to, another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise). This Agreement shall be binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the heirs, executors and administrators of Indemnitee.

14. Notification and Defense of Claim. Promptly after receipt by Indemnitee of notice of any Proceeding, Indemnitee will, if a request for indemnification or payment of Expenses in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission so to notify the Company will not relieve the Company from any liability that it may have to Indemnitee. Notwithstanding any other provision of this Agreement, with respect to any such Proceeding of which Indemnitee notifies the Company:

(a) The Company shall be entitled to participate therein at its own expense; and

(b) Except as otherwise provided in this Section 14(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof, the Company shall not be liable to Indemnitee under this Agreement for any expenses of counsel subsequently incurred by Indemnitee in connection with the defense thereof except as otherwise provided below. Indemnitee shall have the right to employ Indemnitee’s own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such Proceeding or (iii) the Company shall not within 60 calendar days of receipt of notice from Indemnitee in fact have employed counsel to assume the defense of the Proceeding, in each of which cases the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

(c) If the Company has assumed the defense of a Proceeding, the Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company’s written consent. The Company shall not settle any Proceeding in any manner that would involve an admission of guilt or wrongful conduct by Indemnitee, or impose any penalty, prohibition, restriction or limitation on, or disclosure obligation with respect to, Indemnitee without Indemnitee’s prior written consent. Neither the Company nor Indemnitee will unreasonably withhold such party’s consent to any proposed settlement.

15. Payment of Expenses.

(a) All Expenses incurred by Indemnitee in defending any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding at the request of Indemnitee, each such payment to be made within 20 calendar days after the receipt by the Company of a written statement or statements from Indemnitee requesting such payment or payments from time to time. Such statement or statements shall (i) reasonably evidence the expenses and costs incurred by Indemnitee in connection therewith; provided, however, that Indemnitee shall not be required to provide any billing detail or other information to the extent that disclosure of such detail or information would jeopardize any attorney-client or other applicable privilege, as determined by Indemnitee in his or her reasonable discretion; and (ii) include or be accompanied by an undertaking, in substantially the form attached as Exhibit 1, by or on behalf of Indemnitee to reimburse any such Expenses if it is ultimately determined, by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, that Indemnitee is not entitled to be indemnified against such Expenses by the Company as provided by this Agreement or otherwise.

(b) Advances shall be made without making or requiring any determination or evidence as to Indemnitee’s ability to repay the Expenses and without regard to the Indemnitee’s ultimate entitlement to indemnification under the other provisions of this Agreement or otherwise. Advances shall be unsecured and interest-free. Advances shall include any and all Expenses actually and reasonably incurred by Indemnitee in pursuing a judicial proceeding or arbitration to enforce rights under this Agreement, including Expenses incurred preparing and forwarding information to the Company to support amounts requested; provided, however, that such Expenses shall be subject to reimbursement in accordance with the undertaking described in Section 15(a) above. An Indemnitee shall qualify for advances solely upon the execution and delivery to the Company of the undertaking described in Section 15(a).

(c) Notwithstanding anything in this Agreement to the contrary, the Company shall not be required to advance any expenses to an Indemnitee in the event and to the extent that such Indemnitee has entered a plea of guilty in the applicable criminal Proceeding.

16. Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to an Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying the Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines (including any excise taxes), penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

17. Separability; Prior Indemnification Agreements. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that the Company provide protection to Indemnitee to the fullest enforceable extent. This Agreement shall supersede and replace any prior indemnification agreements entered into by and between the Company and Indemnitee and any such prior agreements shall be terminated upon execution of this Agreement.

18. Headings; References; Pronouns. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. References herein to section numbers are to sections of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as appropriate.

20. Definitions. For purposes of this Agreement:

(a) “Board” means the Board of Directors of the Company.

(b) “Change in Control” means a situation where the individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

(c) “Disinterested Director” means a director of the Company who is not or was not a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.

(d) “Expenses” includes, without limitation, expenses incurred in connection with the defense or settlement of any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, judicial, administrative or legislative hearing, or any other actual, threatened, pending or completed proceeding, including any and all appeals, whether brought by or in the right of the Company or otherwise and whether of a civil, criminal, administrative, legislative, investigative or other nature, attorneys’ fees, witness fees and expenses, fees and expenses of accountants and other advisors, retainers and disbursements and advances thereon, the premium, security for, and other costs relating to any bond (including cost bonds, appraisal bonds or their equivalents), and any expenses of establishing a right to indemnification or payment of expenses under Sections 8, 10, 12 and 15 above but shall not include the amount of judgments, fines, ERISA excise taxes or penalties actually levied against Indemnitee or any amounts paid in settlement by or on behalf of Indemnitee.

(e) “Independent Counsel” means a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification or payment of Expenses hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s right to indemnification or payment of Expenses under this Agreement.

(f) “Proceeding” includes any actual, threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, judicial, administrative or legislative hearing, or any other actual, threatened, pending or completed proceeding, including any and all appeals, whether brought by or in the right of the Company or otherwise and whether of a civil, criminal, administrative, legislative, investigative or other nature, in which Indemnitee was involved, or becomes or may become involved, as a party or otherwise, for which indemnification or payment of Expenses is not prohibited under Section 2 above, including, but not limited to, actions, suits or proceedings brought under and/or predicated upon the Securities Act of 1933 or the Securities Exchange Act of 1934, or their respective state counterparts or any rule or regulation promulgated thereunder, in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was a director or officer serving, at the request of the Company, as a director, officer, employee or agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity, whether or not Indemnitee is serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement or advances of expenses can be provided under this Agreement.

21. Other Provisions.

(a) This Agreement shall be interpreted and enforced in accordance with the laws of Delaware.

(b) This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced as evidence of the existence of this Agreement.

(c) This agreement shall not be deemed an employment contract between the Company and any Indemnitee who is an officer of the Company, and, if Indemnitee is an officer of the Company, Indemnitee specifically acknowledges that Indemnitee may be discharged at any time for any reason, with or without cause, and with or without severance compensation, except as may be otherwise provided by law or in a separate written contract between Indemnitee and the Company.

(d) Upon a payment to Indemnitee under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of Indemnitee to recover against any person for such liability, and Indemnitee shall execute all documents and instruments required and shall take such other actions as may be necessary to secure such rights, including the execution of such documents as may be necessary for the Company to bring suit to enforce such rights.

(e) No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. Any waiver of any of the provisions of this Agreement must be in writing and executed by the party against whom such waiver is to be effective.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

NEUSTAR, INC.

By:

Name: [NAME]
Title: [TITLE]

INDEMNITEE

Name: [NAME]

SIGNATURE PAGE TO NEUSTAR INDEMNIFICATION AGREEMENT

EXHIBIT 1

UNDERTAKING TO REPAY INDEMNIFICATION EXPENSES

I                                                                                  , agree to reimburse the Company for all expenses paid to me by the Company for my defense in any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, judicial, administrative or legislative hearing, or any other actual, threatened, pending or completed proceeding, including any and all appeals, whether brought by or in the right of the Company or otherwise and whether of a civil, criminal, administrative, legislative, investigative or other nature, in the event, and to the extent that it is ultimately determined, by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, that I am not entitled to be indemnified by the Company for such expenses, in accordance with the Indemnification Agreement between the Company and me.

Signature

Printed Name

Office

) ss:

Before me                                         , on this day personally appeared                                         , known to me to be the person whose name is subscribed to the foregoing instrument, and who, after being duly sworn, stated that the contents of said instrument is to the best of his/her knowledge and belief true and correct and who acknowledged that he/she executed the same for the purpose and consideration therein expressed.

GIVEN under my hand and official seal at     , this     day of             , 20    .

Notary Public

My commission expires: